Rate Matters and Regulation	12 Months Ended
Dec. 31, 2017
Regulated Operations [Abstract]
Rate Matters and Regulation
Rate Matters and Regulation

Regulation and Rates

OG&E's retail electric tariffs are regulated by the OCC in Oklahoma and by the APSC in Arkansas.  The issuance of certain securities by OG&E is also regulated by the OCC and the APSC.  OG&E's transmission activities, short-term borrowing authorization and accounting practices are subject to the jurisdiction of the FERC.  The Secretary of the U.S. Department of Energy has jurisdiction over some of OG&E's facilities and operations.  In 2017, 85 percent of OG&E's electric revenue was subject to the jurisdiction of the OCC, eight percent to the APSC and seven percent to the FERC.

The OCC issued an order in 1996 authorizing OG&E to reorganize into a subsidiary of the Company.  The order required that, among other things, (i) the Company permit the OCC access to the books and records of the Company and its affiliates relating to transactions with OG&E, (ii) the Company employ accounting and other procedures and controls to protect against subsidization of non-utility activities by OG&E's customers and (iii) the Company refrain from pledging OG&E assets or income for affiliate transactions.  In addition, the Energy Policy Act of 2005 enacted the Public Utility Holding Company Act of 2005, which in turn granted to the FERC access to the books and records of the Company and its affiliates as the FERC deems relevant to costs incurred by OG&E or necessary or appropriate for the protection of utility customers with respect to the FERC jurisdictional rates.

Completed Regulatory Matters

Arkansas Rate Case Filing

On August 25, 2016, OG&E filed a general rate case with the APSC. The rate filing requested a $16.5 million rate increase based on a 10.25 percent return on equity. The requested rate increase was based on a June 30, 2016 test year and included recovery of over $3.0 billion of electric infrastructure additions since the last Arkansas general rate case in 2011. The requested increase also reflected increases in operation and maintenance expenses, including vegetation management and increased recovery of depreciation and dismantlement costs.

In May 2017, the APSC approved a settlement between OG&E and the staff of the APSC and other intervenors. The settlement provided for a $7.1 million annual rate increase and a 9.5 percent return on equity on a 50.0 percent equity capital structure.

The settlement also provided that OG&E will be regulated under a formula rate rider, which should result in a more efficient process as the return on equity, depreciation rates and capital structure should not change from what was approved by the APSC in this settlement. The formula rate rider provides for an adjustment to rates if the earned rate of return falls outside of a plus or minus 50 basis point dead-band around the allowed return on equity. Adjustments are limited to plus or minus four percent of revenue for each rate class for the 12 months preceding the projected year. The initial term for the formula rate rider is not to exceed five years, unless additional approval is obtained from the APSC. OG&E expects to make its first filing under the Arkansas Formula Rate Rider in October 2018.

Fuel Adjustment Clause Review for Calendar Year 2015

On September 8, 2016, the OCC staff filed an application to review OG&E’s fuel adjustment clause for calendar year 2015, including the prudence of OG&E’s electric generation, purchased power and fuel procurement costs. On October 12, 2017, the OCC issued an order finding that, for the calendar year 2015, OG&E's electric generation, purchased power and fuel procurement processes and costs were prudent.

Oklahoma Rate Case Filing - 2015

On December 18, 2015, OG&E filed a general rate case with the OCC requesting a rate increase of $92.5 million and a 10.25 percent return on equity based on a common equity percentage of 53.0 percent. The rate case was based on a June 30, 2015 test year and included recovery of $1.6 billion of electric infrastructure additions since its last general rate case in Oklahoma.

On July 1, 2016, OG&E implemented an annual interim rate increase of $69.5 million, subject to refund for amounts in excess of the rates approved by the OCC.

In December 2016, the ALJ issued a report and recommendations in the case. The ALJ's recommendations included, among other things, the use of OG&E's actual capital structure of 53.0 percent equity and 47.0 percent long-term debt and a return on equity of 9.87 percent resulting in an annual increase in OG&E's revenues of $40.7 million.

During February and March 2017, the OCC held hearings and, on March 20, 2017, issued an order. The order resulted in an annual net increase of approximately $8.8 million in OG&E's rates to its Oklahoma retail customers. Although the order adopted certain recommendations set forth in the ALJ report, it differed in certain key respects.

The primary adjustments to the ALJ report consist of: (i) Oklahoma retail authorized rate of return on equity of 9.50 percent, (ii) depreciation expense is reduced by approximately $28.6 million from the ALJ report or $36.4 million from then current rates on an annual basis, (iii) recovery of 50.0 percent of short-term incentive compensation and no recovery of long-term incentive compensation, (iv) recovery of OG&E's requested vegetation management expenses and (v) recovery of production tax credits expiring in 2017 and air quality control systems consumable costs through the fuel adjustment clause. The order maintained OG&E's existing capital structure of 53.0 percent equity and 47.0 percent long-term debt.

As a result of the March 2017 OCC rate order, OG&E recorded, in the first quarter of 2017, adjustments to depreciation expense, amortization of regulatory assets and liabilities and impacts to the fuel adjustment clause effective July 1, 2016. On May 1, 2017, OG&E implemented new rates and began refunding excess amounts that it had collected in interim rates.

As of November 30, 2017, OG&E had completed the refund of $47.5 million collected in excess interim rates.

Mustang Modernization Plan - Arkansas

On August 15, 2017, OG&E filed for a determination with the APSC that the Mustang facility is in the public interest. The filing did not seek recovery for any costs associated with the Mustang Modernization Plan, as request for recovery of costs will take place with the first formula rate filing expected to be made in October 2018. On January 2, 2018, the APSC issued an order finding the Mustang Modernization Plan to be in the public interest.

Pending Regulatory Matters

Set forth below is a list of various proceedings pending before state or federal regulatory agencies. Unless stated otherwise, OG&E cannot predict when the regulatory agency will act or what action the regulatory agency will take. OG&E's financial results are dependent in part on timely and adequate decisions by the regulatory agencies that set OG&E's rates.

Environmental Compliance Plan

On August 6, 2014, OG&E filed an application with the OCC for approval of its plan to comply with the EPA’s MATS and Regional Haze Rule FIP while serving the best long-term interests of customers in light of future environmental uncertainties. The application sought approval of the ECP and for a recovery mechanism for the associated costs. The ECP includes installing Dry Scrubbers at Sooner Units 1 and 2 and the conversion of Muskogee Units 4 and 5 to natural gas. The application also asked the OCC to predetermine the prudence of its Mustang Modernization Plan and approval for a recovery mechanism for the associated costs.

On December 2, 2015, OG&E received an order from the OCC denying its plan to comply with the environmental mandates of the Federal Clean Air Act, Regional Haze Rule and MATS. The OCC also denied OG&E's request for pre-approval of its Mustang Modernization Plan, revised depreciation rates for both the retirement of the Mustang units and the replacement combustion turbines and pre-approval of early retirement and replacement of generating units at its Mustang site, including cost recovery through a rider.

On February 12, 2016, OG&E filed an application requesting the OCC to issue an order approving its decision to install Dry Scrubbers at the Sooner facility. OG&E's application did not seek approval of the costs of the Dry Scrubber project. Instead, the reasonableness of the costs would be considered after the project is completed, and OG&E seeks recovery in a general rate case. On April 28, 2016, the OCC approved the Dry Scrubber project.

Two parties appealed the OCC's decision to the Oklahoma Supreme Court. The Company is unable to predict what action the Oklahoma Supreme Court may take or the timing of any such action.

OG&E anticipates the total cost of Dry Scrubbers will be $542.4 million, including allowance for funds used during construction and capitalized ad valorem taxes and expects the project to be completed in mid to late 2018. As of December 31, 2017, OG&E had invested $401.3 million in the Dry Scrubbers. OG&E anticipates the total cost for the Mustang Modernization Plan will be $390.0 million, including allowance for funds used during construction and capitalized ad valorem taxes and expects the project to be completed in early 2018. As of December 31, 2017, OG&E had invested $348.4 million in the Mustang Modernization Plan.

Integrated Resource Plans

In October 2015, OG&E finalized the 2015 IRP and submitted it to the OCC. The 2015 IRP updated certain assumptions contained in the IRP submitted in 2014 but did not make any material changes to the ECP and other parts of the plan. Currently, OG&E is scheduled to update its IRP in Oklahoma by October 1, 2018 and in Arkansas by October 31, 2018.

Demand Program Rider - Energy Efficiency Lost Net Revenues

During the May 2017 implementation of new rates, OG&E reserved $5.6 million, pending resolution of a dispute with the OCC's Public Utility Division staff, regarding recovery of certain lost revenues associated with energy efficiency incurred prior to the March 2017 OCC rate order. These lost revenues are included within the total Demand Program Rider regulatory asset balance of $31.6 million as disclosed in Note 1.

Fuel Adjustment Clause Review for Calendar Year 2016

On August 3, 2017, the OCC staff filed an application to review OG&E's fuel adjustment clause for calendar year 2016, including the prudence of OG&E's electric generation, purchased power and fuel procurement costs. On February 7, 2018, an intervenor filed a recommendation to disallow the Oklahoma jurisdictional portion of $3.3 million related to wind sales in the SPP. A hearing is scheduled for March 29, 2018.

Oklahoma Rate Case Filing - 2018

On January 16, 2018, OG&E filed a general rate case in Oklahoma, requesting a rate increase of $1.9 million per year, assuming a 9.9 percent return on equity. The filing seeks recovery of the seven Mustang combustion turbines that are part of the Mustang Modernization Plan, requests an increase in depreciation rates to levels similar with rates in existence prior to the March 2017 OCC rate order and credits customers for the impacts of the 2017 Tax Act, enacted on December 22, 2017.

On December 22, 2017, the Attorney General of Oklahoma requested that the OCC reduce the rates and charges for electric service and provide for any refund due to the customers of OG&E resulting from the 2017 Tax Act. In response, on January 4, 2018, the OCC ordered OG&E to record a reserve, beginning on January 4, 2018, to reflect the reduced federal corporate tax rate of 21 percent and the amortization of excess accumulated deferred income tax and any other tax implications of the 2017 Tax Act on an interim basis, subject to refund until utility rates are adjusted to reflect the federal tax savings and a final order is issued in OG&E's pending rate case filed on January 16, 2018. Further, the OCC ordered the amounts of any refunds of such reserves owed to customers should accrue interest at a rate equivalent to OG&E's cost of capital as previously recognized in the March 2017 OCC rate order.

APSC Order - 2017 Tax Act

On January 12, 2018, as a result of the 2017 Tax Act, the APSC ordered OG&E to prepare and file an analysis, within 30 days of this order, of the ratemaking effects of the 2017 Tax Act on OG&E's revenue requirement and begin, effective January 1, 2018, to book regulatory liabilities to record the current and deferred impacts of the 2017 Tax Act. The APSC will subsequently solicit comments or testimony regarding the extent of the impacts of the 2017 Tax Act and how any resulting benefits, including carrying charges, should be returned to customers.

FERC - Section 206 Filing

In January 2018, the Oklahoma Municipal Power Authority filed a complaint at the FERC stating that the base return on common equity used by OG&E in calculating formula transmission rates under the SPP Open Access Transmission Tariff is unjust and unreasonable and should be reduced from 10.60 percent to 7.85 percent, effective upon the date of the complaint.  The Company is analyzing the potential impact of the complaint but estimates that if the FERC ultimately orders a reduction, each 25 basis point reduction in the requested return on equity would reduce the Company's SPP Open Access Transmission Tariff transmission revenues by approximately $1.5 million annually. In addition to the request to reduce the return on equity, the Oklahoma Municipal Power Authority's complaint also requests that modifications be made to OG&E's transmission formula rates to reflect the impacts of the 2017 Tax Act. Although the proceeding is in the early stages, OG&E expects to contest the reduction of its base return on equity. The Company is unable to predict what action the FERC will take in response to the Oklahoma Municipal Power Authority's complaint or the timing of such action. However, if the FERC orders revenue reductions as a result of the complaint, including refunds from the date of the complaint filing, it could have a material adverse effect on the Company's consolidated financial position, results of operations and cash flows.